Undiscovered Managers REIT Fund
Section 10f-3 Transactions


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/01/04	Eagle Hospitality Properties Trust, Inc.


Shares			Price		Amount
40,800	     		$9.75		$397,800

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.63       N/A 	  0.28%	          0.29%

Broker
A.G. Edwards & Sons

Underwriters of Eagle Hospitality Properties Trust, Inc.


Underwriters     	                Principal Amount
A.G. Edwards & Sons, Inc.               $  4,698,167
Wachovia Capital Markets, LLC		   4,698,166
Legg Mason Wood Walker, Inc.		   2,013,500
Calyon Securities (USA) Inc.		   1,006,750
RBC Capital Markets Corp. 		   1,006,750
BB&T Capital Markets, Inc.	             145,000
Robert W. Baird & Co., Inc.		     145,000
Friedman, Billings, Ramsey & Co., Inc.	     145,000
Harris Nesbit Corp.			     145,000
JP Morgan Securities, Inc.		     145,000
Keybanc Capital Markets, Inc.		     145,000
Morgan Keegan & Company, Inc.		     145,000
Stifel, Nicolaus & Company Inc.		     145,000
                                        -------------
Total                                   $ 14,583,333




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/01/04	Eagle Hospitality Properties Trust, Inc.


Shares			Price		Amount
300	     		$9.75		$2,925

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.63       N/A 	  0.00%	          0.29%

Broker
McDonald Investment Inc.

Underwriters of Eagle Hospitality Properties Trust, Inc.


Underwriters     	                Principal Amount
A.G. Edwards & Sons, Inc.               $  4,698,167
Wachovia Capital Markets, LLC		   4,698,166
Legg Mason Wood Walker, Inc.		   2,013,500
Calyon Securities (USA) Inc.		   1,006,750
RBC Capital Markets Corp. 		   1,006,750
BB&T Capital Markets, Inc.	             145,000
Robert W. Baird & Co., Inc.		     145,000
Friedman, Billings, Ramsey & Co., Inc.	     145,000
Harris Nesbit Corp.			     145,000
JP Morgan Securities, Inc.		     145,000
Keybanc Capital Markets, Inc.		     145,000
Morgan Keegan & Company, Inc.		     145,000
Stifel, Nicolaus & Company Inc.		     145,000
                                        -------------
Total                                   $ 14,583,333




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/01/04	Eagle Hospitality Properties Trust, Inc.


Shares			Price		Amount
1,700	     		$9.75		$16,575

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.63       N/A 	  0.01%	          0.29%

Broker
Credit Lyonnais Securities

Underwriters of Eagle Hospitality Properties Trust, Inc.


Underwriters     	                Principal Amount
A.G. Edwards & Sons, Inc.               $  4,698,167
Wachovia Capital Markets, LLC		   4,698,166
Legg Mason Wood Walker, Inc.		   2,013,500
Calyon Securities (USA) Inc.		   1,006,750
RBC Capital Markets Corp. 		   1,006,750
BB&T Capital Markets, Inc.	             145,000
Robert W. Baird & Co., Inc.		     145,000
Friedman, Billings, Ramsey & Co., Inc.	     145,000
Harris Nesbit Corp.			     145,000
JP Morgan Securities, Inc.		     145,000
Keybanc Capital Markets, Inc.		     145,000
Morgan Keegan & Company, Inc.		     145,000
Stifel, Nicolaus & Company Inc.		     145,000
                                        -------------
Total                                   $ 14,583,333





The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/28/04	GMH Communities Trust

Shares			Price		Amount
3,300	     		$12.00		$39,600

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.72       N/A 	  0.01%	          0.16%

Broker
McDonald Investment Inc.

Underwriters of GMH Communities Trust


Underwriters     	                Principal Amount
Banc of America Securities LLC          $ 10,414,286
Merrill Lynch				  10,414,286
Deutsche Bank Securities		   2,499,429
JP Morgan Securities, Inc.		   1,666,286
Morgan Stanley & Co., Inc.		   1,388,571
Raymond James & Associates, Inc.	   1,388,571
Legg Mason Wood Walker, Inc.		     100,000
RBC Capital Markets Corp.		     100,000
Keybanc Capital Markets, Inc.		     100,000
Oppenheimer& Co., Inc.			     100,000
Morgan Keegan & Company, Inc.		     100,000
AG Edwards & Sons Inc.			     100,000
Stifel, Nicolaus & Company Inc.		     100,000
Wachovia Capital Markets, LLC		     100,000
                                        -------------
Total                                   $ 28,571,429




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/28/04	GMH Communities Trust


Shares			Price		Amount
6,700	     		$12.00		$80,400

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.72       N/A 	  0.02%	          0.16%

Broker
Bank of America Securities

Underwriters of GMH Communities Trust


Underwriters     	                Principal Amount
Banc of America Securities LLC          $ 10,414,286
Merrill Lynch				  10,414,286
Deutsche Bank Securities		   2,499,429
JP Morgan Securities, Inc.		   1,666,286
Morgan Stanley & Co., Inc.		   1,388,571
Raymond James & Associates, Inc.	   1,388,571
Legg Mason Wood Walker, Inc.		     100,000
RBC Capital Markets Corp.		     100,000
Keybanc Capital Markets, Inc.		     100,000
Oppenheimer& Co., Inc.			     100,000
Morgan Keegan & Company, Inc.		     100,000
AG Edwards & Sons Inc.			     100,000
Stifel, Nicolaus & Company Inc.		     100,000
Wachovia Capital Markets, LLC		     100,000
                                        -------------
Total                                   $ 28,571,429